UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported) May 1, 2012

Ares Commercial Real Estate Corporation

(Exact name of registrant as specified in its charter)

Maryland	001-35517	45-3148087
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Two North LaSalle Street, Suite 925, Chicago, IL	60602
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code (312) 324-5900

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.              Entry into a Material Definitive Agreement.

On May 1, 2012, Ares Commercial Real Estate Corporation (the “Registrant”) closed the initial public offering of its common stock, par value $0.01 (the “Offering”).  The Registrant is filing this Form 8-K to re-file the forms of indemnification agreements to reflect certain immaterial changes made prior to the execution of the agreements and to file final versions of (1) the Underwriting Agreement, dated April 25, 2012, among the Registrant, Ares Commercial Real Estate Management LLC (the “Manager”) and the underwriters named therein, (2) the Registration Rights Agreement, dated April 25, 2012, between the Registrant and Ares Investments Holdings LLC, (3) the Management Agreement, dated April 25, 2012, between the Registrant and the Manager, (4) the Trademark License Agreement, dated April 25, 2012, between the Registrant and Ares Management LLC, and (5) the Substitute Guaranty (as defined herein), the forms of which were previously filed with the Registrant’s Registration Statement on Form S-11 (File No. 333-176841), as amended (the “Registration Statement”), which were entered into in connection with the Offering.  Since the Substitute Guaranty supersedes the previous Guaranty Agreement, dated as of December 8, 2011, by ACRC Holdings LLC, a wholly owned subsidiary of the Registrant, as guarantor, in favor of Citibank N.A., as lender, its terms are described in more detail below.

Citibank Facility

On May 1, 2012 and in connection with the closing of the Offering, the Registrant entered into a Substitute Guaranty Agreement (the “Substitute Guaranty”) in favor of Citibank, N.A., pursuant to the Registrant’s secured revolving funding facility arranged by Citibank, N.A. (as amended, the “Citibank Facility”).  Pursuant to the Substitute Guaranty, the Registrant guarantees the obligations of its wholly owned subsidiary, ACRC Lender C LLC, under the Citibank Facility.

The Substitute Guaranty imposes upon the Registrant certain financial and operating covenants, including, without limitation, covenants related to: (a) maintaining tangible net worth of at least the sum of (1) 80% of the Registrant’s tangible net worth as of May 1, 2012, plus (2) 80% of the total net capital raised in all future equity issuances by the Registrant, (b) maintaining liquidity in an amount not less than the greater of (1) $20 million, or (2) 5% of the Registrant’s tangible net worth, and (c) a cap on the Registrant’s distributions of the greater of (1) 100% of the Registrant’s taxable net income, or (2) such amount as is necessary to maintain the Registrant’s status as a real estate investment trust.

The description above is only a summary of the material provisions of the Substitute Guaranty and is qualified in its entirety by reference to a copy of the Substitute Guaranty, which is filed herewith as Exhibit 10.6 to this current report on Form 8-K and by this reference incorporated herein.

Item 9.01.              Financial Statements and Exhibits.

(d)                           Exhibits:

Exhibit Number	Exhibit Description
1.1	Underwriting Agreement, dated April 25, 2012, among Ares Commercial Real Estate Corporation, Ares Commercial Real Estate Management LLC and the underwriters named therein

10.1	Registration Rights Agreement, dated April 25, 2012, between Ares Commercial Real Estate Corporation and Ares Investments Holdings LLC

10.2	Management Agreement, dated April 25, 2012, between Ares Commercial Real Estate Management LLC and Ares Commercial Real Estate Corporation

10.3	Trademark License Agreement, dated April 25, 2012, between Ares Commercial Real Estate Corporation and Ares Management LLC

10.4	Form of Indemnification Agreement with directors and certain officers

10.5	Form of Indemnification Agreement with members of the Investment Committee and/or Underwriting Committee of Ares Commercial Real Estate Management LLC

10.6	Substitute Guaranty Agreement, dated May 1, 2012, by Ares Commercial Real Estate Corporation, as guarantor, in favor of Citibank, N.A., as lender

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  May 4, 2011

ARES COMMERCIAL REAL ESTATE CORPORATION

By:	/s/ RICHARD S. DAVIS
Richard S. Davis
Chief Financial Officer

Exhibit Index

Exhibit Number	Exhibit Description
1.1	Underwriting Agreement, dated April 25, 2012, among Ares Commercial Real Estate Corporation, Ares Commercial Real Estate Management LLC and the underwriters named therein

10.1	Registration Rights Agreement, dated April 25, 2012, between Ares Commercial Real Estate Corporation and Ares Investments Holdings LLC

10.2	Management Agreement, dated April 25, 2012, between Ares Commercial Real Estate Management LLC and Ares Commercial Real Estate Corporation

10.3	Trademark License Agreement, dated April 25, 2012, between Ares Commercial Real Estate Corporation and Ares Management LLC

10.4	Form of Indemnification Agreement with directors and certain officers

10.5	Form of Indemnification Agreement with members of the Investment Committee and/or Underwriting Committee of Ares Commercial Real Estate Management LLC

10.6	Substitute Guaranty Agreement, dated May 1, 2012, by Ares Commercial Real Estate Corporation, as guarantor, in favor of Citibank, N.A., as lender